CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 6, 2007                       /S/ JEFFREY S. THOMAS
     ----------------------           ------------------------------------------
                                      Jeffrey S. Thomas, Chief Executive Officer
                                      (principal executive officer)


I, Kenneth Kozanda, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 6, 2007                        /S/ KENNETH KOZANDA
     ----------------------             ----------------------------------------
                                        Kenneth Kozanda, Chief Financial Officer
                                        (principal financial officer)